UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              SEWELL VENTURES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                   26-1395403
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


1671 Beaver Dam Road, Point Pleasant, NJ                  08742
(Address of principal executive offices)               (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

-------------------                               ------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
(if applicable): 333-147394

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information required by this item is contained under the heading Description of Securities in the Registration Statement on Form SB-2 to which this Form 8-A relates (File No. 333-147394). This information is incorporated herein by reference.

ITEM 2. EXHIBITS.

     All the exhibits have been filed as exhibits to the Registration Statement filed on November 14, 2007, and are hereby incorporated herein by reference pursuant to Rule 12b-32.

      3.1*    Articles of Incorporation

      3.2*    Bylaws

      5.1*    Legal Opinion of Gersten Savage LLP

     23.1*    Consent of LLB & Associates Ltd., LLP, Certified Public
              Accountants

     23.2*    Consent of Gersten Savage LLP (Reference is made to Exhibit 5.1)

     23.3*    Consent of John Ostler, M.Sc., P. Geo., Consulting Geologist

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*    Incorporated by reference to the corresponding exhibit filed with the
     Registration Statement on Form SB-2, SEC File No. 333-147394.

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
                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: January 14, 2009         SEWELL VENTURES, INC.


                                By: /s/ Jabeen Boga
                                    --------------------------------------------
                                    Jabeen Boga
                                    President, Treasurer, Secretary and Director


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